1 DRAFT 04.07.2021 MID PENN BANCORP, INC. Annual Meeting of Shareholders May 13, 2025

2 Source: Company Documents. Introduction of Board Members Rory G. Ritrievi Chair, President & CEO Mid Penn Bancorp, Inc. and Mid Penn Bank

3 Source: Company Documents. Robert A. Abel Board Member of Mid Penn Bancorp, Inc. Principal Brown Plus Kimberly J. Brumbaugh Board Member of Mid Penn Bancorp, Inc. Founder and Managing Partner Brumbaugh Wealth Management, LLC Matthew G. DeSoto Board Member of Mid Penn Bancorp, Inc. President and CEO MITER Brands John E. Noone Lead Independent Director of Mid Penn Bancorp, Inc. President Shamrock Investments, LLC

4 Source: Company Documents. Albert J. Evans Board Member of Mid Penn Bancorp, Inc. President Fanelli, Evans & Patel, P.C. Maureen M. Gathagan Board Member of Mid Penn Bancorp, Inc. Partner, Bittersweet Management, LLC and Member, Gathagan Investment Company, LP Joel L. Frank Board Member of Mid Penn Bancorp, Inc. Chairman and Managing Partner Lamb McErlane PC Brian A. Hudson, Sr. Board Member of Mid Penn Bancorp, Inc. Former Executive Director and CEO Pennsylvania Housing Finance Agency

5 Source: Company Documents. Bruce A. Kiefer Board Member of Mid Penn Bancorp, Inc. Former Manager/Chemist, The Hershey Company Managing Partner, Lawrence Keister & Co. Theodore W. Mowery Board Member of Mid Penn Bancorp, Inc. Founding Partner Gunn Mowery, LLC William A. Specht, III Board Member of Mid Penn Bancorp, Inc. President and CEO Seal Glove Manufacturing, Inc. and Ark Safety Kenneth J. Stephon Board Member of Mid Penn Bancorp, Inc. Chief Corporate Development Officer Mid Penn Bancorp, Inc. and Mid Penn Bank

6 Source: Company Documents. Rory G. Ritrievi Chair, President & CEO Mid Penn Bancorp, Inc. and Mid Penn Bank Formal Business of the Meeting

7 Formal Business of the Meeting The first item of business to be acted upon by shareholders at this meeting is the election of five Class C Directors to serve for a three (3) year term and/or until their successor is elected and qualified: • Robert A. Abel • Matthew G. DeSoto • Bruce A. Kiefer • Theodore W. Mowery • William A. Specht, III The Board unanimously recommends shareholders vote “for” the election of each of the named nominees.

8 Formal Business of the Meeting The second item to be acted upon by shareholders at this meeting is to approve a non- binding advisory vote on executive compensation. The Board unanimously recommends shareholders vote “for” approval of the compensation paid to our named executive officers, as described in the proxy statement.

9 Formal Business of the Meeting The third item to be acted upon by shareholders at this meeting is a non-binding advisory vote on the frequency of future advisory votes on compensation paid to the Corporation’s named executive officers. The Board unanimously recommends shareholders vote for “each year” on this proposal.

10 Formal Business of the Meeting The fourth item to be acted upon by shareholders at this meeting is a proposal to ratify the appointment of RSM US LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2025. Although this ratification is not required by the Corporation’s Bylaws or otherwise, the Board is submitting the selection to its shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee of the Corporation, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Corporation. The Board unanimously recommends shareholders vote “for” ratification of the appointment of RSM US LLP as the Corporation’s independent registered public accounting firm for 2025.

11 Source: Company Documents. Rory G. Ritrievi Chair, President & CEO Mid Penn Bancorp, Inc. and Mid Penn Bank Management Presentation

12 Cautionary Notice Regarding Forward-Looking Statements This presentation and management’s related discussion regarding Mid Penn Bancorp, Inc. (“Mid Penn”) contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements also include predictions or expectations of future business or financial performance, as well as goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “intend,” “expect,” “anticipate,” “strategy,” “plan,” “estimate,” “approximately,” “target,” “project,” “propose,” “possible,” “potential,” “should” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (many of which are beyond the control of Mid Penn) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Mid Penn’s Annual Report on Form 10-K for the year ended December 31, 2024, and any updates to those risk factors set forth in Mid Penn’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Mid Penn with the SEC and are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Mid Penn or its respective businesses or operations. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Mid Penn does not undertake any obligation, and specifically declines any obligation, to revise or update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as specifically required by law. Third Party Sources and Non-GAAP Financial Measures Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While Mid Penn believes these third-party sources to be reliable as of the date of this presentation, Mid Penn has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of certain non-GAAP financial measures to GAAP financial measures are provided in the Appendix. Numbers in this presentation may not sum due to rounding. Forward-Looking Statements / Non-GAAP Disclosures

Experienced Management Team

Executive	Position	Years at MPB	Years in Industry
Rory G. Ritrievi	Chair, President & Chief Executive Officer	16	39
Scott W. Micklewright	Sr. EVP / President of Commercial and Consumer Banking & Chief Revenue Officer	16	19
Justin T. Webb	Sr. EVP / Chief Financial Officer	12	19
Joan E. Dickinson	Sr. EVP / Chief Retail Officer	12	39
Heather R. Hall	Sr. EVP / Market President & Chief Lending Officer	8	26
Kenneth J. Stephon	Sr. EVP / Chief Corporate Development Officer	6	48
Jordan D. Space	Sr. EVP / President of the Private Bank & Chief Operating Officer	3	18
Joseph L. Paese, CFP	First EVP / Director of Trust & Wealth Management	9	39
Ray M. Mincarelli, Jr.	EVP / President of Commercial Real Estate	16	54
John Paul Livingston	EVP / Chief Technology & Chief Information Officer	15	22
Zachary C. Miller	EVP / Chief Risk Officer	9	16
Paul W. Spotts	EVP / Chief Credit Officer	3	31
Matthew L. Miller	First Sr. VP / Chief Data Officer	20	26
Paul F. Spiegel	First Sr. VP / Senior Operations Manager	14	39
Margaret E. Steinour	First Sr. VP / Chief Administrative Officer	13	20
	Average:	11.5	30.3

MID PENN BANCORP

Source: Company Documents.

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Mid Penn Bank Regional Presidents

Executive	Position / Region	Years at MPB	Years in Industry
Natalie L. Falatek	Sr. VP / Upper Dauphin Region	14	21
Mark F. Ketch	Sr. VP / Schuylkill & Luzerne Counties	8	32
Keith C. Rada	Sr. VP / Brunswick Region	8	16
Joseph N. Butto	Sr. VP / Berks County	6	41
Jared E. Utz	Sr. VP / William Penn Region	5	21
Justin A. Manning	Sr. VP / Lancaster County	3	19
Jeannine Cimino	Sr. VP/South Central NJ Region	3	34
Daniel M. Baronick	Sr. VP / Western Region	1	20
Jeffrey M. Steigerwalt	Sr. VP / Delaware River Region	1	26
Layne G. Crothers	Sr. VP / Lehigh Valley Region	1	17
	Average:	5	24.7

MID PENN BANCORP

Source: Company Documents.

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Mid Penn Bancorp, Inc. Overview at March 31, 2025

Holding Company for Mid Penn Bank

Assets	Gross Loans	Deposits
$5.5 B	$4.5 B	$4.7 B

1Q25 Financial Highlights

Net Income	$13.7M / $0.71 /sh	**NPAs / Assets**	0.46%
MRQ ROAA[2]	1.01%	**MRQ NCOs / Avg. Loans[2]**	(0.00)%
MRQ ROATCE[1,2]	10.84%	**TCE / TA[1]**	9.9%
MRQ NIM[2]	3.37%	**Loans / Deposits[3]**	94.9%

Highlights

- Banking subsidiary: Mid Penn Bank (est. 1868), state chartered non-member bank and trust company, headquartered in Millersburg, PA
- A PA-based commercial bank operating strategically in western, central and eastern PA markets and central NJ market
- Dedicated to providing comprehensive banking and trust services
- Highly active in the last 3 years with key strategic initiatives
  - ✓ Share Repurchase Program
    - $3.0 million / 110k shares in 2022 | $4.8 million / 217k shares in 2023 | $323k / 15.5k shares in 2024Q1
  - ✓ Strategic Acquisitions
    - Closed acquisition of William Penn Bancorporation in April 2025 for $120.0 million (2025 Q2 financials to include impact of transaction) concurrent with ~$80 million follow-on offering in November 2024
    - Closed acquisition of Brunswick Bancorp in May 2023 for $43.7 million

Branch Footprint


MPB (47)(4)
State College
Altoona
Allentown
Edison
Reading
Philadelphia

Source: S&P Global Market Intelligence, Company Documents.
Note: Financial information as of or for the quarter ended March 31, 2025.
(1) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliation. (2) Annualized financial metric.
(3) Excludes HFS loans. (4) 12 Branches added as of 4/30/2025 for a total of 59 MPB branches, as a result of the acquisition of William Penn Bancorporation.

MID PENN BANCORP
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16 Franchise Snapshot: Corporate Structure Source: Company Documents. Mid Penn Bancorp, Inc. Mid Penn Bank  Consumer Banking  Commercial Banking  Trust and Wealth Management Services  Retail Brokerage  Private Banking with Sports & Entertainment Division  Residential Lending MPB Financial Services MPB Risk  Property & Casualty  Accident & Health  Life  Disability  Employee Benefits MPB Launchpad  Early-Stage Technology Investments  Fintech & Depository Convergence

Exceptional Asset Quality and Nicely Diversified & Granular Commercial Loan Portfolio

Loan Portfolio Composition[1]

$4.5 billion gross loan portfolio



Construction
9%
Commercial & Industrial
14%
Consumer & Other
7%
Commercial Real Estate
52%
Residential Mortgage
18%

Multifamily + Nonowner Occupied CRE Portfolio[2]



Industrial
11%
Hospitality
9%
Flex
3%
Mobile Home Park
1%
Healthcare
1%
Other Property Types
10%
Multifamily
24%
Retail
25%
Office
16%

Asset Quality Trends

Cumulative NCOs / Avg. Loans[3]



0.65%
0.98%
MPB
Peer Median(4)

2025Q1 NPAs / Assets



0.46%
0.39%
MPB
Peer Median(4)

($000s)	March 31, 2025				
Commercial Real Estate	**Balance**	**% Total**	**Loan Count**	**Avg. Balance**	**WA LTV**
Multifamily	$410,531	24.4%	331	$1,240	60.2%
Retail	420,606	25.0%	305	1,379	54.5%
Office	276,439	16.4%	211	1,310	60.7%
Industrial	184,762	11.0%	91	2,030	49.0%
Hospitality	156,631	9.3%	41	3,820	45.0%
Flex	43,526	2.6%	34	1,280	37.1%
Mobile Home Park	17,153	1.0%	22	780	59.7%
Healthcare	14,367	0.9%	6	2,395	54.5%
Other Property Types	158,669	9.4%	130	1,221	58.1%
Total Multifamily + NOO CRE	**$1,682,684**	**100%**	**1,171**	**$1,437**	**55.2%**

Source: Company Documents, S&P Global Market Intelligence. (1) Call report data used as of March 31, 2025. (2) Excludes owner occupied commercial real estate and farmland loans. Bank holding company data as of March 31, 2025 used. (3) Shown from 2014 to 2025Q1. (4) Includes nationwide major exchange-traded banks with total assets between $3-$7B as of March 31, 2025, excluding merger targets and mutuals.

MID PENN BANCORP
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Well-Balanced Deposit Franchise with Best-in-Class Growth Rates in NIB Accounts

Deposit Franchise Highlights

- ✓ Highly granular and diversified deposit base
- ✓ Well balanced between consumer and commercial
- ✓ Leading market share in Harrisburg metro area
- ✓ Focused on growing NIB commercial business accounts

Harrisburg MSA Deposit Market Share[4]

Rank	Institution Name	Branches (#)	Total Deposits ($M)	Deposit Market Share (%)
1	The PNC Finl Svcs Grp (PA)	8	$5,252	28.02
2	**Mid Penn Bancorp Inc. (PA)**	**16**	**2,209**	**11.79**
3	M&T Bank Corp. (NY)	20	2,020	10.78
4	F.N.B. Corp. (PA)	10	1,925	10.27
5	Orrstown Financial Services (PA)	10	1,243	6.63
6	Wells Fargo & Co. (CA)	7	987	5.27
7	Fulton Financial Corp. (PA)	8	818	4.37
8	Citizens Financial Group Inc. (RI)	6	616	3.28
9	Banco Santander S.A.	7	594	3.17
10	LINKBANCORP Inc. (PA)	4	554	2.96

Uninsured Deposits / Total Deposits[1]


31%
30%
MPB
Peer Median(3)

Cumulative Deposit Beta[2]


36%
34%
MPB
Peer Median(3)

Noninterest-Bearing Deposit Growth CAGRs


3 Year
5 Year
7 Year
10 Year
(3%)
(4%)
18%
11%
22%
10%
24%
12%
MPB
Peer(3) Median
MPB
Peer(3) Median
MPB
Peer(3) Median
MPB
Peer(3) Median

Source: S&P Global Market Intelligence, FDIC.
(1) Bank-level regulatory data used.
(2) Deposit beta is calculated as the change in the Company's deposits costs as a percentage of the Fed Funds Rate during 2015Q1 through 2025Q1.
(3) Includes nationwide major exchange-traded banks with total assets between $3-$7B as of March 31, 2025, excluding merger targets and mutuals.
(4) Based on FDIC data as of June 30, 2024. Adjusted for branch closures/openings since June 30, 2024.

MID PENN BANCORP

18

Focused on Growing the Broader Philadelphia + Central/Southern NJ Markets

$738 Billion in Total Market Deposits

Sizeable Markets

Philadelphia MSA	Central NJ[1]	Southern NJ[2]	MPB Harrisburg MSA
$554 Bn	**$125 Bn**	**$60 Bn**	**$19 Bn**
Total Deposits in the Market	*Total Deposits in the Market*	*Total Deposits in the Market*	*Total Deposits in the Market*
Top 3: Capital One, TD Bank, Wells	*Top 3: PNC, BofA, Wells*	*Top 3: TD Bank, Wells, PNC*	*Top 3: PNC, **Mid Penn**, M&T*

Above-Average Growth and Wealth

Population Change 2010 - 2025



4.6%
5.2%
8.9%
2.0%
Philly Counties of Focus(3)
Central NJ Counties of Focus
Southern NJ Counties of Focus
State of PA

2025 Median Household Income



$89,810
$116,286
$91,532
$74,855
Philly Counties of Focus(3)
Central NJ Counties of Focus
Southern NJ Counties of Focus
State of PA

Capitalizing on Market Disruption

The market area has undergone significant consolidation since 2016

Philadelphia MSA

- ✓ Fulton Bank / Republic First Bank
- ✓ Citizens Financial Services / HV Bancorp
- ✓ WSFS Financial Corp / Bryn Mawr Bank Corporation
- ✓ Citizens & Northern Corporation / Covenant Financial
- ✓ S&T Bancorp / DNB Financial Corporation
- ✓ WSFS Financial Corp / Beneficial Bancorp

Central/Southern NJ

- ✓ Princeton Bancorp / Cornerstone Financial Corporation
- ✓ Lakeland Bancorp / 1st Constitution Bancorp
- ✓ OceanFirst Financial Corp. / Two River Bancorp
- ✓ OceanFirst Financial Corp. / Capital Bank of New Jersey
- ✓ OceanFirst Financial Corp. / Sun Bancorp

Source: S&P Global Market Intelligence, FDIC. Note: FDIC deposit data as of 6/30/2024.
(1) Central New Jersey defined as Monmouth, Mercer, Middlesex, Hunterdon and Somerset counties.
(2) Southern New Jersey defined as Burlington, Gloucester, Ocean and Camden counties.
(3) Philly Counties defined as Philadelphia, Montgomery, Bucks, Chester and Delaware counties.

MID PENN BANCORP
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Conclusion & Demonstrated Track Record of Outsized Shareholder Value Creation

2025Q1 showcased momentum across the board: organic growth, profitability margins and capital generation

The recently closed acquisition of William Penn materially increases our presence in one of the best markets in the US

Triple accretive acquisition: Increases EPS, increases capital ratios, and lowers CRE concentration & loan/deposit levels

The completed capital raise in late 2024 will provide the dry powder to fully unlock the organic growth potential in the greater Philadelphia market

10-Year Total Shareholder Return (TSR)(1)



144%
117%
83%
MPB
Peer Median(2)
KRX Median

2019 - 2025Q1 Annualized EPS Growth(3)(4)



38%
36%
23%
11%
MPB Core
MPB GAAP
Peer Median(2)
KRX Median

Source: S&P Global Market Intelligence. Note: Market data as of May 7, 2025.
(1) Shown from May 7, 2015 to May 7, 2025. (2) Includes nationwide major exchange-traded banks with total assets between $3-$7B as of March 31, 2025, excluding merger targets and mutuals. (3) Absolute percent change shown. (4) Core per S&P Global Market Intelligence used for Peers. See appendix for MPB Core EPS reconciliations.

MID PENN BANCORP

20

21 Appendix

22 $0.77 $0.84 $0.80 $0.80 $0.80 $0.80 2020 2021 2022 2023 2024 Q1'25 $3.10 $2.71 $3.44 $2.29 $2.90 $2.84 2020 2021 2022 2023 2024 Q1'25 Earnings Per Share and Dividends Source: S&P Global Market Intelligence, Company Documents. (1) 2025Q1 data is annualized. Earnings Per Share (Diluted) Cash Dividends Per Share Paid Declared Dividend: In consideration of our first quarter success, the Board has authorized its 58th consecutive quarterly dividend, a cash dividend of $0.20 per share of common stock, which was declared at its meeting on April 23, 2025, payable on May 26, 2025, to shareholders of record as of May 8, 2025. (1)(1)

Non-GAAP Reconciliation

($000s)

	2024Q1	2024Q2	2024Q3	2024Q4	2025Q1
Net Income Available to Common Shareholders	$12,133	$11,771	$12,301	$13,232	$13,742
Less: BOLI Death Benefit Income	1,460	487	4	615	83
Plus: Merger and Acquisition Expenses	0	0	109	436	314
Less: Tax Effect of Merger and Acquisition Expenses	0	0	23	92	66
Net Income Excluding Non-Recurring Expenses	**$10,673**	**$11,284**	**$12,383**	**$12,961**	**$13,907**
Weighted Average Shares Outstanding	16,567,902	16,576,283	16,612,657	18,338,224	19,355,867
Core Earnings Per Common Share Excluding Non-Recurring Expenses	**$0.64**	**$0.68**	**$0.75**	**$0.71**	**$0.72**

	For the Years Ended December 31,											As of March 31,
	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025Q1
Net Income Available to Common Shareholders	$5,701	$6,528	$7,804	$7,089	$10,596	$17,701	$26,209	$29,319	$54,806	$37,397	49,437	$13,742
Less: BOLI Death Benefit Income	0	0	0	0	0	0	0	0	0	0	2,566	83
Plus: Merger and Acquisition Expenes	573	762	0	619	4,790	0	0	12,947	623	8,520	545	314
Less: Tax Affect of Merger and Acquisition Expenses	120	160	0	130	1,006	0	0	2,719	131	1,789	115	66
Net Income Excluding Non-Recurring Expenses	**$6,154**	**$7,130**	**$7,804**	**$7,578**	**$14,380**	**$17,701**	**$26,209**	**$39,547**	**$55,298**	**$44,128**	**$47,301**	**$13,907**
Weighted Average Shares Outstanding	3,495,705	4,112,159	4,239,630	4,252,561	7,091,797	8,492,073	8,443,092	10,819,579	15,934,635	16,350,963	17,070,862	19,355,867
Core Earnings Per Common Share Ex. Non-Recurring Expenses	**$1.76**	**$1.73**	**$1.84**	**$1.78**	**$2.03**	**$2.08**	**$3.10**	**$3.66**	**$3.47**	**$2.70**	**$2.77**	**$0.72**
Average Assets	**$734,236**	**$883,928**	**$1,001,452**	**$1,103,439**	**$1,665,721**	**$2,166,964**	**$2,758,429**	**$3,520,504**	**$4,476,174**	**$4,883,087**	**$5,412,979**	**$5,491,763**
Core Return on Average Assets Ex. Non-Recurring Expenses	**0.84%**	**0.81%**	**0.78%**	**0.69%**	**0.86%**	**0.82%**	**0.95%**	**1.12%**	**1.24%**	**0.90%**	**0.87%**	**1.01%**

Source: S&P Global Market Intelligence, Company Filings.

MID PENN BANCORP

23

24 Non-GAAP Reconciliation Source: S&P Global Market Intelligence, Company Filings. ($000s) As of December 31, As of March 31, 2018 2019 2020 2021 2022 2023 2024 2025Q1 Total Common Equity $223,209 $237,874 $255,688 $490,076 $512,099 $542,350 $655,018 $667,933 Goodwill 62,840 62,840 62,840 113,835 114,231 127,031 128,160 128,160 Other Intangibles 7,221 5,758 4,360 9,436 7,260 6,479 6,242 5,814 Less: Total Intangible Assets 70,061 68,598 67,200 123,271 121,491 133,510 134,402 133,974 Tangible Common Equity $153,148 $169,276 $188,488 $366,805 $390,608 $408,840 $520,616 $533,959 Total Assets $2,077,981 $2,231,175 $2,998,948 $4,689,425 $4,486,257 $5,290,792 $5,470,362 $5,546,026 Goodwill 62,840 62,840 62,840 113,835 114,231 127,031 128,160 128,160 Other Intangibles 7,221 5,758 4,360 9,436 7,260 6,479 6,242 5,814 Less: Total Intangible Assets 70,061 68,598 67,200 123,271 121,491 133,510 134,402 133,974 Tangible Assets $2,007,920 $2,162,577 $2,931,748 $4,566,154 $4,364,766 $5,157,282 $5,335,960 $5,412,052 Tangible Common Equity / Tangible Assets 7.63% 7.83% 6.43% 8.03% 8.95% 7.93% 9.76% 9.87% Tangible Book Value Per Share $18.10 $19.96 $22.39 $22.99 $24.59 $24.67 $26.90 $27.58

25 Non-GAAP Reconciliation ($000s) 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 Net Income Available to Common Shareholders $12,133 $11,771 $12,301 $13,232 $13,742 Plus: Intangible Amortizations, Net of Tax 338 336 363 372 338 $12,471 $12,107 $12,664 $13,604 $14,080 Average Shareholder's Equity $546,001 $553,675 $565,300 $623,670 $660,964 Less: Average Goodwill 127,031 127,031 127,773 128,160 128,160 Less: Average Core Deposit and Other Intangibles 6,259 5,833 6,424 6,468 6,023 Average Tangible Shareholder's Equity $412,711 $420,811 $431,103 $489,042 $526,781 Return on Average Tangible Common Equity 12.15% 11.57% 11.69% 11.07% 10.84% Source: S&P Global Market Intelligence, Company Filings.